UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                (Amendment No. 1)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2003

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6809 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K/A

General:

On October 1, 2003, Fortune Diversified Industries, Inc. ("FDVI") acquired all of the outstanding shares of common stock, no par value, of Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. pursuant to the following agreements:

     AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003, by and among Professional Staff Management, Inc., an Indiana corporation, PSM Acquisition, Inc., an Indiana corporation and wholly owned subsidiary of FDVI, Harlan M. Schafir, and FDVI.

     AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Professional Staff Management, Inc. II, an Indiana corporation, PSM Acquisition II, Inc., an Indiana corporation and wholly owned subsidiary of FDVI, Harlan M. Schafir, and FDVI.

     AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Pro Staff, Inc., an Indiana corporation, PSM Acquisition III, Inc., an Indiana corporation and wholly owned subsidiary of FDVI, Harlan M. Schafir, and FDVI.

Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. provide cost-effective employee administrative solutions to companies in more than 20 states nationwide. The three companies are engaged in providing services in employment-related matters, such as Payroll and Tax Processing, Worker's Compensation and Risk Management, Benefits Administration, Unemployment Administration, Legal and Regulatory Employer Compliance, 401k and Retirement Plan Administration and Employee Assessments. The Company intends to continue to operate and expand the three companies' business.

Subsequent to consummation of the purchase, FDVI filed a Form 8-K with the Securities and Exchange Commission within the 15-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 7 of Form 8-K was not available at that time, and that, in accordance with Item 7 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 60-day time period provided in the instructions to Item 7. The sole purpose of this Amendment No. 1 to Form 8-K dated October 10, 2003 is to file such required financial information. Accordingly, Item 7 is hereby amended and restated in its entirety to read as follows:

Item 7.     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit
7.1 and 7.2 hereto, which follows the signature page of this Report.

Exhibit 7.1 Audited Combined Financial Statements of Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. for the Years Ended December 31, 2002 and 2001

Independent Auditors' Report on the Consolidated Financial Statements.........1

Combined Financial Statements
    Combined Balance Sheets...................................................2
    Combined Statements of Operations and Retained Earnings...................3
    Combined Statements of Cash Flows.........................................4
    Notes to Combined Financial Statements....................................5

Exhibit 7.2 Unaudited Interim Combined Financial Statements of Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. for the Nine-Months Ended September 30, 2003 and 2002

Combined Financial Statements
    Combined Balance Sheets...................................................1
    Combined Statements of Operations and Retained Earnings...................2
    Combined Statements of Cash Flows.........................................3
    Notes to Combined Financial Statements....................................4

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

(b) Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc.

The pro forma consolidated financial statements listed below are filed as part of this report. The pro forma consolidated financial statements listed in Item 7(b) are included in this Report as Exhibit 7.3 hereto.

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc.


Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on August 31, 2003...............................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2003 which combines FDVI's results of operations for the twelve months ended August 31, 2003, with PSM's results of operations for the twelve months ended August 31, 2003....................3


(c)     Exhibits

Exhibit Number      Description
--------------      -----------

Exhibit 7.1        Audited Combined Financial Statements of Professional
                   Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. for the Years Ended December 31, 2002 and 2001

Exhibit 7.2 Unaudited Interim Combined Financial Statements of Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. for the Nine-Months Ended September 30, 2003 and 2002

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     December 12, 2003

                                        By:  /s/ Amy E. Gallo
                                             ---------------------------
                                             Amy E. Gallo, principal
                                             financial officer (Controller)





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